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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 16, 2001



                              POLYMER GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-14330                 57-1003983
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



          4838 Jenkins Avenue                            29405
          North Charleston, SC                         (Zip Code)



      Registrant's telephone number, including area code:  (843) 566-7293



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Item 5. Other Matters.

On April 16, 2001, Polymer Group, Inc. ("Company") issued a press release announcing that the Company amended its $600 million senior bank credit facility effective April 12, 2001. A copy of the Amendment No. 6, dated April 11, 2001, to the Amended, Restated and Consolidated Credit Agreement dated July 3, 1997 by and among Polymer Group, Inc., the Guarantors named therein, the lenders named therein and the Chase Manhattan Bank, as agent is filed herewith as exhibit
10.1. A copy of the Company's press release dated April 16, 2001, is filed herewith as Exhibit 99.1.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Polymer Group, Inc.



Dated:  April 16, 2001            By:   /s/ Jerry Zucker
                                      ---------------------
                                         Jerry Zucker
                                      Chairman, President,
                                    Chief Executive Officer,
                                          and Director
                                      (Principal Executive
                                             Officer)








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                                 EXHIBIT INDEX

Exhibit
Number  Description
------  -----------

10.1 Amendment No. 6, dated April 11, 2001, to the Amended, Restated and Consolidated Credit Agreement dated July 3, 1997 by and among Polymer Group, Inc., the Guarantors named therein, the lenders named therein and the Chase Manhattan Bank, as agent

99.1  Press release dated April 16, 2001








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